UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   September 10, 2007

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (646) 536-2842

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                Results of Operations and Financial Condition.

On September 10, 2007 Take-Two Interactive Software, Inc. (the “Company”) issued a news release reporting the preliminary financial results of the Company for its fiscal quarter ended July 31, 2007.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01                Financial Statements and Exhibits

(d)                Exhibits

99.1	Press Release dated September 10, 2007 relating to Take-Two Interactive Software, Inc.’s preliminary financial results for its third quarter ended July 31, 2007.

(all other items in this report are inapplicable)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

Date: September 12, 2007	By:	/s/ Daniel P. Emerson
Daniel P. Emerson
Vice President and Associate General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated September 10, 2007 relating to Take-Two Interactive Software, Inc.’s preliminary financial results for its third quarter ended July 31, 2007.